UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of Earliest Event Reported): September 25, 2006 (September 20, 2006)

                 -----------------------------------------------
                        ALTERNATIVE ENERGY SOURCES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                -----------------
                 (State or Other Jurisdiction of Incorporation)

               000-51762                        74-3038728
        (Commission File Number)     (IRS Employer Identification No.)

          310 West 20th Street, 2nd Floor, Kansas City, Missouri 64108
     -----------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (816) 842-3835
               --------------------------------------------------
              (Registrant's telephone number, including area code)

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 20, 2006, Alternative Energy Sources, Inc. (the "Registrant") hired former Archer Daniels Midland ("ADM") executive, Dr. John A. Ward, to serve as Executive Vice-President and Director of Operations pursuant to the terms of an employment agreement executed between the Registrant and Dr. Ward.

Dr. Ward brings over 29 years of engineering and managerial experience in food and fine chemicals processing. Before joining Alternative Energy Sources, Inc., Dr. Ward served as ADM's vice-president and Director of Group Operations for Corn Products and Bio-Products based at the company's headquarters in Decatur, Illinois.

Dr. Ward began his professional career with Pfizer Chemical Corporation in Ireland in 1977. Rising steadily through the ranks of engineering and production management, Dr. Ward was named Director of Production-Chemicals in 1990. In 1991 he left Pfizer following an acquisition and joined Archer Daniels Midland.

Dr. Ward first served as ADM's Director of Production for a Citric Acid facility in Ringaskiddy, Cork, Ireland. Within four years he was named Managing Director. Faced with increasing global competition and declining margins, Dr. Ward instituted numerous yield, energy and labor optimization projects to pull the plant through this difficult period.

By March, 1999, Dr. Ward was named General Manager of Citric Acid Operations with responsibility for ADM's American and Irish citric acid plants. A year later he became vice-president, Fermentation Products Manufacturing, overseeing ADM's bio-products complex in the United States as well as citric acid plants in both North Carolina and Ireland. Responsible for an intense manufacturing environment with multiple plants, Dr. Ward achieved significant improvements in safety, efficiency (particularly energy usage) and plant capacity.

In 2001 Mr. Ward became vice-president and Director of Group Operations-Corn Processing and Bio-Products for ADM. Over the past five years he had led the corporate manufacturing and engineering teams and assumed responsibility for 16 manufacturing facilities; among them, major Midwestern corn processing plants incorporating the largest ethanol, corn sweetener and bio-products capacity in the world.

Dr. Ward has achieved multi-million dollar reductions in operating costs, successfully integrated two major plants into ADM following an acquisition, implemented both an in-house, ISO-based quality management system and a multi-million dollar environmental compliance program, and greatly reduced recordable injuries by creating a "safety culture," where safety was the first consideration among all groups and in all work areas - design, construction and plant operations. Also under his direction, operational methods and step capacity adjustments led to significant increases in overall ADM plant capacities - as much as a 50% improvement, in one case.

A native of Ireland, Dr. Ward earned both a Bachelor of Science degree with Honors in Chemical Engineering and a Ph.D. in Industrial Chemistry from Queens University in Belfast, Northern Ireland.

Dr. Ward's employment agreement is for a four year term, providing for an annual base salary of $180,000, with an opportunity to increase the base salary up to $260,000 upon the occurrence of certain events, and an annual bonus subject to the Company achieving its target performance levels as approved by the
Compensation Committee of the Board. Dr. Ward is also entitled to receive an option grant of 400,000 shares from the Company's 2006 Stock Option Plan, 25% of which shall be exercisable on the first anniversary of the grant, 25% of the option shall be vested and become exercisable on the second anniversary of the grant, 25% of the option shall be vested and become exercisable on the third anniversary of the grant, and the remaining 25% of the option shall be vested and become exercisable on the fourth anniversary of the grant of the option. Under the agreement, Dr. Ward will be subject to traditional non-competition and employee non-solicitation restrictions while he is employed by the Company and for one year thereafter. Dr. Ward and his dependents will be entitled to participate in the Company's benefit plans at the Company's expense. Subject to certain notice requirements, Dr. Ward will be entitled to terminate the employment agreement at any time. If Dr. Ward terminates the employment agreement for a Good Reason (as defined in the agreement), then Dr. Ward is entitled to receive his base salary and guaranteed bonus during the then-remaining term of the agreement plus a one time severance payment equal to his then-current annual base salary, as well as continuation at the Company's expense of Dr. Ward participation in the benefit programs described above.

The foregoing description of the employment agreement is qualified in its entirety by reference to the employment agreement attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference. In addition, a copy of the press release announcing Dr. Ward's hire is attached hereto as Exhibit 99.1

There are no family relationships among Registrant's executive officers.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

-----------    -----------------------------------------------------------------
Exhibit No.    Description
-----------    -----------------------------------------------------------------
10.1           Employment Agreement dated September 20, 2006
-----------    -----------------------------------------------------------------
99.1           Press Release dated September 14, 2006
-----------    -----------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 25, 2006               ALTERNATIVE ENERGY SOURCES, INC.


                                        By: /s/ Mark Beemer
                                           -------------------------------------
                                        Name: Mark Beemer
                                        Title: Chief Executive Officer

Exhibit Index

-----------    -----------------------------------------------------------------
Exhibit No.    Description
-----------    -----------------------------------------------------------------
10.1           Employment Agreement dated September 20, 2006
-----------    -----------------------------------------------------------------
99.1           Press Release dated September 14, 2006
-----------    -----------------------------------------------------------------